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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  June 28, 1996


     FINANCIAL ASSET SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of June 17, 1996, which forms FASCO Auto Trust 1996-1, which will issue the FASCO Auto Trust 1996-1 Asset Backed Certificates).


                        FINANCIAL ASSET SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


         Delaware                        333-1548               06-1442101
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



600 Steamboat Road
Greenwich, Connecticut                                                  06830
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(Address of Principal                                                (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code     (203) 625-2700
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
Item 5.   Other Events.
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     On June 28, 1996 Financial Asset Securities Corp. (the "Company")
entered into a Pooling and Servicing Agreement dated as of June 17, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Consumer Portfolio Services, Inc., as originator and servicer, and Norwest Bank Minnesota, National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

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
Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Pooling and Servicing Agreement

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
                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Brian Bernard
                                  ----------------------------
                                  Brian Bernard


Dated:  June 28, 1996

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
                                Exhibit Index
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Exhibit                                           Page
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1.   Pooling and Servicing Agreement

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
                                                                    EXHIBIT 1

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